UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2025

M-tron Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement

On February 27, 2025, M-tron Industries, Inc., a Delaware corporation (the “Company”), announced that its Board of Directors declared a distribution to the holders of record of the Company’s shares of common stock, par value $0.01 per share (the “Common Stock”), in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants were issued on the terms and conditions of that certain Warrant Agreement, dated as of April 25, 2025, by and among the Company, Computershare Inc., and Computershare Trust Company, N.A., as Warrant Agent (the “Warrant Agreement”), and are being distributed on April 25, 2025, to the holders of record of Common Stock as of 5:00 p.m. Eastern Time on March 10, 2025 (the “Record Date”).

Pursuant to the terms of the Warrant Agreement, each holder of record of Common Stock as of the Record Date will receive one (1) Warrant for each share of Common Stock owned. Each Warrant will entitle the holder to purchase, at the holder’s sole expense and exclusive election, at an exercise price of $47.50 per Warrant (the “Exercise Price”), one (1) share of Common Stock. Payment of the Exercise Price must be in cash. The Warrant Agent will not be required to effect any transaction that would result in the issuance of a fraction of a Warrant or share of Common Stock. The Company’s determination of the number of shares of Common Stock to be issued on any exercise of Warrants and the validity of such exercise, pursuant to the Warrant Agreement, will govern.

The Warrants will only become exercisable on the date (the “Effective Date”) that is the earlier of (i) thirty (30) days prior to the Calendar Expiration Date (as defined below) and (ii) such date that the average VWAP of the Company’s Common Stock is greater than or equal to $52.00 per share for the prior thirty (30) consecutive trading day period (such date, the “Trigger”), provided, however, that should the Trigger occur, the Warrants must be exercised within thirty (30) days of the Company’s notification pursuant to the Warrant Agreement that the Trigger has occurred (the “Trigger Expiration Date”); provided, further, that, for the avoidance of doubt, the thirty (30) consecutive trading day period referred to above shall, if applicable, include only trading days beginning on or after the date the Warrants are issued. Once the Warrants become exercisable, they may be exercised in accordance with the terms of the Warrant Agreement until their expiration at 5:00 p.m., Eastern Time, on the earlier of April 25, 2028 (the “Calendar Expiration Date”) or the Trigger Expiration Date (the “Expiration Date”).

Warrant holders who exercise their Warrants in full are also entitled to an over-subscription privilege, whereby such Warrant holder may also choose to subscribe for any or all of the shares issuable pursuant to any unexercised Warrants on the terms and subject to the conditions set forth in the Warrant Agreement.

The Exercise Price and the number of shares of Common Stock issuable upon exercise are subject to certain anti-dilution adjustments, including for share dividends, splits, subdivisions, spin-offs, consolidations, reclassifications, combinations, non-cash distributions and cash dividends.

The Warrants are expected to commence trading on the NYSE American under the ticker “MPTI WS” on or around April 30, 2025.

The foregoing description of the Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Warrants set forth in the Warrant Agreement (including the Form of Warrant attached thereto), which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the Warrants will be filed with the Securities and Exchange Commission (the “SEC”) and will be available on the SEC’s website located at http://www.sec.gov. Holders of Common Stock should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Warrants. Please read the Warrant Agreement as it contains important information about the terms of the Warrants.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this communication which are not historical facts are forward-looking statements, including statements of expectations of or assumptions about the Company’s financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “will,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. All forward-looking statements involve a number of known and unknown risks and uncertainties which could affect the Company’s actual results and performance and could cause its actual results and performance to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Additionally, there can be no guarantee that any stockholder of the Company will exercise the Warrants held by such stockholder, and as a result there can be no guarantee that the Company will derive the benefits of the transaction described in this communication. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, its Quarterly Reports on Form 10-Q, and its other filings with the SEC. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this communication speak as of the date of this communication. The forward-looking statements contained in this communication reflect management’s estimates and beliefs as of the date of this communication. The Company does not undertake to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

On April 25, 2025, Barnes & Thornburg LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s issuance of 2,911,165 Warrants and up to 582,233 shares of Common Stock upon exercise of the Warrants. Such Warrants and shares of Common Stock will be issued pursuant to the Company’s shelf registration statement on Form S-3 (No. 333-284635) (the “Registration Statement”) that was declared effective on February 11, 2025, including the prospectus, dated February 11, 2025, and the prospectus supplement, dated April 25, 2025, as the same may be amended or supplemented. The Opinion is being filed herewith as Exhibit 5.1, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

(d)         Exhibits

Exhibit No.	Description

4.1	Warrant Agreement (including Form of Warrant), dated April 25, 2025, by and among M-tron Industries, Inc., Computershare Inc., and Computershare Trust Company, N.A.

5.1	Opinion of Barnes & Thornburg LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC.
(Registrant)

Date: April 25, 2025	By:	/s/ Cameron Pforr
		Name:	Cameron Pforr
		Title:	Interim Chief Executive Officer and Chief Financial Officer